Exhibit 1.1

EXECUTION COPY

CONNECTICUT DEVELOPMENT AUTHORITY

$120,500,000 POLLUTION CONTROL REVENUE REFUNDING BONDS

(THE CONNECTICUT LIGHT AND POWER COMPANY

PROJECT – 2011A SERIES)

BOND PURCHASE AGREEMENT

September 28, 2011

MORGAN STANLEY & CO. LLC

GOLDMAN, SACHS & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED

SAMUEL A. RAMIREZ & COMPANY, INC.

c/o MORGAN STANLEY & CO. LLC

1221 Avenue of the Americas

New York, New York 10020

THE CONNECTICUT LIGHT AND POWER COMPANY

107 Selden Street

Berlin, Connecticut 06037

Ladies and Gentlemen:

The Connecticut Development Authority (the “Issuer”) proposes to issue $120,500,000 aggregate principal amount of its Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011A Series) (the “Bonds”).  The Bonds will be secured pursuant to an Indenture of Trust, dated as of October 1, 2011 (the “Indenture”) of the Issuer to U.S. Bank National Association, as trustee (the “Trustee”), in accordance with the resolution adopted by the Issuer on September 21, 2011 (the “Resolution”).  The Bonds are being issued to provide funds to assist The Connecticut Light and Power Company, a Connecticut corporation (the “Company”), in the refunding of a portion of the Issuer’s Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 1993A Series), currently outstanding in the principal amount of $245,500,000 (the “Refunded Bonds”), as more particularly described in the Loan Agreement described in the next sentence hereof and in the Official Statement described in Section II hereof.

Pursuant to a Loan Agreement, dated as of October 1, 2011 (the “Loan Agreement”) between the Issuer and the Company, and to evidence and secure its loan payment obligations under the Loan Agreement, the Company will issue and deliver to the Trustee $120,500,000  principal amount  of  its  First and Refunding Mortgage Bonds, 2011 A Series (the

“First Mortgage Bonds”).  The First Mortgage Bonds will be issued pursuant to a Supplemental Indenture, dated as of October 1, 2011 (the “Supplemental Indenture”), which will supplement the Indenture of Mortgage and Deed of Trust, dated as of May 1, 1921, from the Company to Deutsche Bank Trust Company Americas, as successor trustee (the “First Mortgage Trustee”), as supplemented, modified and amended and restated (such mortgage, as so supplemented, modified and amended and restated through the Supplemental Indenture, being referred to herein as the “Mortgage”).  The First Mortgage Bonds will be issued to and registered in the name of the Trustee and will be nontransferable, except as may be required to effect an assignment thereof to any successor trustee under the Indenture.

In connection with the issuance and sale of the Bonds, the Company will execute and deliver (i) a Continuing Disclosure Agreement, dated as of October 1, 2011 (the “Disclosure Agreement”) to the Trustee for the benefit of the holders of the Bonds in order to assist the Underwriters (as defined herein) in complying with Rule 15c2-12 promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) a Tax Regulatory Agreement, dated as of the Closing Date (as defined herein) (the “Tax Regulatory Agreement”) to the Issuer in order to assure the exclusion of interest on the Bonds from gross income of the holders thereof for United States federal income tax purposes.

I.

Subject to the conditions hereinafter stated, and upon the basis of the representations, warranties and covenants herein contained, the Issuer hereby agrees to sell the Bonds to the addressees of this Bond Purchase Agreement (collectively, the “Underwriters”), for whom Morgan Stanley & Co. LLC is acting as representative (the “Representative”), and the Underwriters agree, jointly and severally, to purchase the Bonds from the Issuer, at an aggregate purchase price of $120,500,000 (representing 100% of the aggregate principal amount of the Bonds).  It is intended that the interest on the Bonds will not be included in gross income of the holders thereof for United States federal income tax purposes and that the Underwriters may offer the Bonds to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”), or qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

II.

The Issuer is advised by the Representative that it proposes to make an offering of the Bonds as soon as, in the Representative’s judgment, is advisable.  The Issuer is further advised by the Representative that the Bonds are to be offered for sale at the offering price and on the other terms and conditions set forth in the official statement dated the date hereof relating to the Bonds.  Such official statement, including the appendices and the documents incorporated therein by reference as of the date hereof, is hereinafter called the “Official Statement.”  The Issuer hereby confirms its authorization or ratification of the use by the Underwriters, all members of any selling group that may be formed in connection with the offering and sale of the Bonds, and all dealers to whom any of the Bonds may be sold by the Underwriters or by any member of any selling group, of the Official Statement, including any amendments or supplements thereto, and the preliminary official statement dated September 23, 2011 related to

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the Bonds (such preliminary official statement, including the appendices and the documents incorporated by reference therein, is hereinafter called the “Preliminary Official Statement”), in each case, in connection with the offering and sale of the Bonds.  The terms “amendments” and “supplements” as used in this Bond Purchase Agreement include or refer to all documents filed by the Company with the Commission subsequent to the date of the Official Statement pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that are deemed to be incorporated by reference in the Official Statement from the date of filing of such documents.

III.

Payment for the Bonds shall be made by the Representative by wire transfer of immediately available funds, payable to the Trustee under the Indenture for the account of the Issuer with respect to the purchase price of the Bonds, at 10:00 a.m., New York time, on October 24, 2011, or at such time on the same or such other date as shall be designated by the Representative and approved by the Company and the Issuer, upon the crediting of the Bonds to the Representative’s participant account maintained at The Depository Trust Company (“DTC”).  Concurrently with such payment of the purchase price and delivery of the Bonds, the Company will pay to the Representative by wire transfer of immediately available funds an amount equal to $602,500 as compensation for the Underwriters purchasing, and making a public offering of, the Bonds (such amount to be allocated 70% to Morgan Stanley & Co. LLC, 12.5% to Goldman, Sachs & Co., 12.5% to Merrill Lynch, Pierce, Fenner & Smith Incorporated and 5% to Samuel A. Ramirez & Company, Inc. in respect of the Bonds).  The date and time of such payment and crediting are herein referred to as the “Closing Date.”  On or after the Closing Date, the Company shall reimburse the Underwriters for their reasonable out-of-pocket expenses relating to the offering and sale of the Bonds.

IV.

The Issuer represents and warrants to the Company and the Underwriters that:

(a)

The Issuer is body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut, duly organized and existing under the laws of the State of Connecticut, particularly the State Commerce Act, constituting Connecticut General Statutes, Sections 32-la through 32-23zz, as amended (the “Act”).  The Issuer is authorized to issue the Bonds in accordance with the Act and to use the proceeds thereof to permit the Company to cause the refunding of a portion of the Refunded Bonds.

(b)

The Issuer has complied with the provisions of the Act and has full power and authority pursuant to the Act to consummate all transactions contemplated by this Bond Purchase Agreement, the Bonds, the Resolution, the Indenture, the Tax Regulatory Agreement and the Loan Agreement, and to issue, sell and deliver the Bonds to the Underwriters as provided herein and any and all other agreements relating hereto and thereto.

(c)

By the Resolution duly adopted by the Issuer which is still in full force and effect, the Issuer has authorized the execution, delivery and due performance of

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this Bond Purchase Agreement, the Bonds, the Indenture, the Tax Regulatory Agreement and the Loan Agreement, and the taking of any and all action as may be required on the part of the Issuer to carry out, give effect to and consummate the transactions contemplated by this Bond Purchase Agreement, and all approvals necessary in connection with the foregoing, and the delivery of the Preliminary Official Statement and the Official Statement, have been received.

(d)

When delivered to and paid for by the Underwriters in accordance with the terms of this Bond Purchase Agreement, the Bonds will have been duly authorized, executed, authenticated, issued and delivered and will constitute valid and binding special obligations of the Issuer payable solely from revenues or other receipts, funds or moneys pledged therefor under the Indenture and from any amounts otherwise available therefor under the Indenture, and will be entitled to the benefit of the Indenture.  Neither the State of Connecticut nor any municipality thereof will be obligated to pay the Bonds or the interest thereon.  Neither the faith and credit nor the taxing power of the State of Connecticut nor any municipality thereof is pledged for the payment of the principal, and premium, if any, of and interest on the Bonds.

(e)

The execution and delivery of this Bond Purchase Agreement, the Bonds, the Indenture, the Tax Regulatory Agreement and the Loan Agreement, and compliance with the provisions hereof and thereof, will not conflict with or constitute on the part of the Issuer violation of, breach of or default under its by-laws or any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Issuer is party or by which the Issuer is bound, or, to the knowledge of the Issuer, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its activities or properties, and all consents, approvals, authorizations and orders of governmental or regulatory authorities that are required for the consummation by the Issuer of the transactions contemplated hereby and thereby have been obtained.

(f)

Subject to the provisions of the Loan Agreement and  the Indenture, the Issuer will, at the direction of the Company, cause the Trustee to apply the proceeds of the Bonds to the purposes specified in the Indenture and the Loan Agreement.

(g)

There is no action, suit, proceeding or investigation at law or in equity before or by any court, public board or body pending or threatened against or affecting the Issuer, or to the best knowledge of the Issuer, any basis therefor, wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated hereby and by the Indenture, or which, in any way, would adversely affect the validity of the Bonds, the Resolution, the Indenture, the Tax Regulatory Agreement, the Loan Agreement, this Bond Purchase Agreement, any agreement or instrument to which the Issuer is party and which is used or contemplated for use in consummation of the transactions contemplated hereby and by the Indenture or the exemption from taxation as set forth therein.

(h)

Any certificate signed by any Authorized Representative (as defined in the Loan Agreement) of the Issuer under the Resolution or this Bond Purchase

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Agreement and delivered to the Underwriters shall be deemed a representation and warranty by the Issuer to the Underwriters as to the statements made therein.

(i)

The Issuer has ratified and confirmed the use prior to the date hereof of the Preliminary Official Statement “deemed final” by the Issuer as of its date, based upon a representation of the Company contained herein, within the meaning of Rule 15c2-12(b)(1) promulgated by the Commission under the Exchange Act.

(j)

The information with respect to the Issuer in the Official Statement is, and in the Preliminary Official Statement as of its date of issue was, correct and complete, except that none of the representations and warranties herein apply to statements in or omissions from the Official Statement or the Preliminary Official Statement made in reliance on or in conformity with information furnished to the Issuer by the Company, or to information under the headings “The Project”, “Tax Matters, “Legal Matters”, “The Bonds”, “The Mortgage Bonds and the Mortgage” and “Underwriting” or to anything contained in the appendices to the Official Statement and the Preliminary Official Statement or otherwise with respect to the Company.

It is understood that the representations, warranties and covenants of the Issuer contained in this Section IV and elsewhere in this Bond Purchase Agreement shall not create any general obligation or liability of the Issuer, and that any obligation or liability of the Issuer hereunder or under the Bonds or the Indenture is payable solely out of the revenues and other income, charges and moneys derived by the Issuer from, or in connection with, the Loan Agreement or the sale of the Bonds, nor shall any officer, member or employee of the Issuer be personally liable therefor.  Except as set forth in the first sentence of clause (j) above, the Issuer makes no representation as to the correctness, completeness or accuracy of the Official Statement and the Preliminary Official Statement.

V.

The Company represents and warrants to the Issuer and the Underwriters that:

(a)

The Company has been duly formed, is validly existing as a Connecticut corporation in good standing under the laws of State of Connecticut, has the power and authority to own its property and to conduct its business as described in the Official Statement and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.  The Company possesses such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted.

(b)

The Company has no “significant subsidiaries” (as such term is defined in Regulation S-X under the Exchange Act) other than CL&P Funding LLC.  CL&P Funding LLC  possesses such material certificates, authorizations,  franchises  or

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permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted.

(c)

The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Bond Purchase Agreement, the Mortgage, the Disclosure Agreement, the Loan Agreement and the Tax Regulatory Agreement.  This Bond Purchase Agreement has been duly and validly authorized, executed and delivered by the Company.

(d)

Each of the Loan Agreement and the Tax Regulatory Agreement has been duly authorized by the Company and, when executed and delivered, will be the legal, valid and binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity and subject to public policy with respect to the indemnification and contribution provisions thereof.

(e)

The Disclosure Agreement has been duly authorized by the Company, and when executed and delivered, will be in compliance with the provisions of Rule 15c2-12(b)(5) promulgated by the Commission under the Exchange Act and will be the legal, valid and binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.  The Company has not failed during the last five years to comply in all material respects with any prior undertaking pursuant to Rule 15c2-12 promulgated by the Commission under the Exchange Act.

(f)

The Mortgage (including the Supplemental Indenture) has been duly authorized by the Company, and when the Supplemental Indenture is executed and delivered, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity and except as may be limited by the laws of the State of Connecticut, where the property covered by the Mortgage is located, affecting the lien of the Mortgage on after-acquired real property and affecting the remedies for the enforcement of the security provided for therein, which laws do not make inadequate the remedies necessary for the realization of the benefits of such security.

(g)

The First Mortgage Bonds have been duly authorized and, when executed and authenticated in accordance with the provisions of the Mortgage and delivered to the Trustee in accordance with the terms of the Loan Agreement, will be entitled to the benefits and security of the Mortgage, equally and ratably with the first mortgage bonds presently secured by the Mortgage, and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(h)

The execution and delivery by the Company of, and the performance by the Company of  it  obligations under,  this  Bond  Purchase  Agreement,

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the Mortgage, the Loan Agreement, the Disclosure Agreement and the Tax Regulatory Agreement, and the issuance of the First Mortgage Bonds, will not contravene any provision of applicable law or the Certificate of Incorporation or By-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Bond Purchase Agreement, the Mortgage, the Loan Agreement, the Disclosure Agreement or the Tax Regulatory Agreement, or the issuance by the Company of the First Mortgage Bonds, except for the order of the Department of Public Utility Control of the State of Connecticut, predecessor to the Public Utility Regulatory Authority of the State of Connecticut, dated November 1, 2010 (the “PURA Order”), and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Bonds.  The PURA Order is in full force and effect and is sufficient to authorize the Company to issue the First Mortgage Bonds and to perform its obligations under the Mortgage, this Bond Purchase Agreement, the Loan Agreement, the Disclosure Agreement and the Tax Regulatory Agreement and is final and not subject to rehearing or appeal.

(i)

There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, from that set forth in the Official Statement.

(j)

There are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Official Statement and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Official Statement that are not described, filed or incorporated as required.

(k)

The Company is not an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(l)

Except as disclosed in the Official Statement, there are no costs or liabilities associated with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company.

(m)

The Mortgage constitutes a direct and valid first mortgage lien, subject   only to  liens  permitted  by  the Mortgage,  including   liens  and  encumbrances

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existing at the time of acquisition by the Company (collectively, "Permitted Exceptions"), upon the interests of the Company in the properties and franchises now owned by the Company and located in Connecticut and under existing law will, subject only to such Permitted Exceptions and subject to the provisions of the Federal Bankruptcy Code, constitute a similar lien at the time of acquisition on all properties and assets of the Company acquired after the date of this Bond Purchase Agreement located within the State of Connecticut and required by the Mortgage to be subjected to the lien thereof, other than properties and assets of the character excluded, excepted or released from the lien thereof; and the Mortgage, and/or an appropriate certificate or financing statement with respect thereto, has been or will be duly recorded or filed for recordation in all places within the State of Connecticut in which such recording is required to protect and preserve the lien of the Mortgage on the properties and assets located in Connecticut which are presently subject thereto, and all Connecticut taxes and fees required to be paid with respect to the execution and recording of the Mortgage and the issuance of the First Mortgage Bonds have been paid.

(n)

The major electric transmission lines and distribution facilities owned by the Company are in the main on land owned in fee by the Company or over which the Company has adequate easements.  The Company has title good and sufficient for the purposes for which such properties or easements are held by the Company, subject only to Permitted Exceptions, to minor defects in title that are curable by the exercise of the Company's right of eminent domain and to additional liens of record, in the aggregate not material to the financial condition of the Company, which liens are capable of being satisfied if necessary by the payment of money.

(o)

The manner in which the property specifically described in the Mortgage as the mortgaged property and the Company's properties and assets are described in the granting clauses of the Mortgage is adequate for the purpose of subjecting the same to the lien of the Mortgage.

(p)

(i) The descriptions and information contained in the Official Statement, including without limitation information relating to the First Mortgage Bonds, and the Company’s participation in the transactions contemplated by the Indenture and the Loan Agreement, do not at the date hereof, (ii) as the Official Statement may then be amended or supplemented, such descriptions and information contained therein, at the Closing Date will not, and (iii) the descriptions and information contained in the Preliminary Official Statement, as of its date of issue, did not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading; provided, however, that none of the representations and warranties in this clause (p) of this Section V shall apply to (i) Appendix B thereto, (ii) the information in the Preliminary Official Statement and the Official Statement under the captions “Introductory Statement—The Authority,” “The Authority,” “The Bonds – Book-Entry System,” “Tax Matters,” “Litigation – The Authority,” “Non-Impairment Pledge of the State,” “Legality for Investment,” or “Legal Matters or (iii) statements in or omissions from the Preliminary Official Statement and the Official Statement (or any supplement or

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amendment thereto) based upon information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein.

(q)

The Company deems the Preliminary Official Statement final as of its date within the meaning of Rule 15c2-12(b)(1) promulgated by the Commission under the Exchange Act.  The Company hereby consents to the use of the Official Statement in connection with the offering and sale of the Bonds by the Underwriters and confirms that it has similarly consented to the use of the Preliminary Official Statement for such purpose prior to the availability of the Official Statement.

(r)

The financial statements and the related notes thereto incorporated by reference in the Preliminary Official Statement and the Official Statement comply in all material respects with the applicable requirements of the Exchange Act, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Preliminary Official Statement and the Official Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Preliminary Official Statement and the Official Statement has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

(s)

Deloitte and Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent registered public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

(t)

As of the date of the Company’s most recent certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the Company maintains systems of internal accounting controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles; and (iii) assets are safeguarded from loss or unauthorized use.  The Company evaluated the design and operation of their disclosure controls and procedures to determine whether they are effective in ensuring that the disclosure of required information is timely made in accordance with the Exchange Act and the rules and forms of the Commission.  These evaluations were made under the supervision and with the participation of management, including the principal executive officer and principal financial officer of the Company, within the 45-day period prior to the filing of the most recent Quarterly Report on Form 10-Q.  The principal executive officer and principal financial officer have concluded, based on their review, that the disclosure controls and procedures, as defined by Rules 13a-15(e) and 15(d)-14(c) promulgated by the Commission under the Exchange Act, are effective to ensure that information required to be disclosed by the Company in reports that it files under the Exchange Act is

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recorded, processed, summarized, and reported within the time periods specified in Commission rules and forms.  No significant changes were made to the Company's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation.

VI.

The Underwriters’ obligations hereunder with respect to the Bonds shall be subject to (i) the compliance with and the performance by the Issuer of the obligations and agreements to be complied with and performed by it on or prior to the Closing Date hereunder and under the Resolution; (ii) the compliance with and the performance by the Company of the obligations and agreements to be complied with and performed by it on or prior to the Closing Date hereunder; (iii) the execution and delivery of the Indenture, the Loan Agreement, the Supplemental Indenture, the Tax Regulatory Agreement and the Disclosure Agreement; (iv) the truth, accuracy and completeness as of the date hereof of the representations and warranties of the Issuer contained herein and in the Loan Agreement and of the representations and warranties of the Company contained herein and in the Loan Agreement; and (v) the truth, accuracy and completeness of such representations and warranties of the Issuer and the Company on the Closing Date as if made on and as of the Closing Date.  The respective obligations of each of the Issuer, the Company and the Underwriters are subject to the following further conditions:

(a)

On or prior to the Closing Date, the Underwriters shall have received:

(i)

opinions dated the Closing Date of (A) Harris Beach PLLC, Bond Counsel, in substantially the form included in the Official Statement as Appendix B (and, to the extent not otherwise an addressee thereof, a reliance letter in connection therewith addressed to the Underwriters); (B) Harris Beach PLLC, Bond Counsel, in substantially the form attached hereto as Appendix A; (C) Day Pitney LLP, counsel to the Company, in substantially the form attached hereto as Appendix B; (D) Jeffrey C. Miller, Esq., Assistant General Counsel to Northeast Utilities Service Company, in substantially the form attached hereto as Appendix C; (E) Pillsbury Winthrop Shaw Pittman LLP, counsel to the Underwriters, in substantially the form attached hereto as Appendix D; and (F) Reid and Riege, P.C., counsel to the Trustee, in form and substance satisfactory to the Underwriters, in each case with such changes as the Underwriters shall approve;

(ii)

a certificate, dated the Closing Date, signed by an Authorized Representative of the Issuer or other appropriate official satisfactory to the Underwriters, to the effect that (A) each of the representations and warranties of the Issuer set forth in Section IV hereof is true, accurate and complete on the Closing Date as if made on and as of the Closing Date, (B) each of the agreements of the Issuer to be complied with and each of the obligations of the Issuer to be performed hereunder and under the Resolution on or prior to the Closing Date has been complied with and performed and (C) the certified copy of the Resolution authorizing the Bonds  is  a  true, correct and complete copy of the Resolution and

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the Resolution has not been modified, amended, superseded or rescinded but remains in full force and effect as of the Closing Date;

(iii)

a certificate of the Company dated the Closing Date and signed by an authorized officer of the Company satisfactory to the Underwriters, to the effect that (A) the representations and warranties of the Company contained in Section V of this Bond Purchase Agreement that are not qualified as to materiality or material adverse effect are true and correct in all material respects on and as of the Closing Date and the representations and warranties of the Company contained in Section V of this Bond Purchase Agreement that are qualified as to materiality or material adverse effect are true and correct in all respects on and as of the Closing Date and (B) each of the agreements of the Company to be complied with and each of the obligations to be performed by the Company under this Bond Purchase Agreement on or prior to the Closing Date has been complied with and performed;

(iv)

a certificate, dated the Closing Date, in form and substance satisfactory to the Underwriters, signed by an Authorized Representative of the Issuer or other appropriate official satisfactory to the Underwriters stating the Issuer’s reasonable expectations on such date regarding the amount and use of the proceeds of the Bonds, and the facts, estimates and circumstances (including the respective covenants of the Issuer and the Company contained in the Indenture and the Loan Agreement) on which such expectations are based, which shall be sufficient to establish that it is not expected that the proceeds of the sale of the Bonds will be used in a manner that would cause the Bonds to be “arbitrage bonds” within the meaning of Section 148 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder and that such Authorized Representative is charged, either alone or with others, with the responsibility for issuing the Bonds and that, to the best of the knowledge and belief of such officer, the expectations set forth in such certificate are reasonable and there are no other facts, estimates or circumstances that would materially change those expectations;

(v)

a certificate of the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters, signed by an authorized officer of the Company satisfactory to the Underwriters stating the Company’s reasonable expectations on such date regarding the amount and use of the proceeds of the Bonds and the facts, estimates and circumstances (including the respective covenants of the Issuer and the Company contained in the Indenture and the Loan Agreement) on which such expectations are based, which shall be sufficient to establish that it is not expected that the Company’s proceeds of the sale of the Bonds will be used in a manner that would cause the Bonds to be “arbitrage bonds” within the meaning of Section 148 of the Code and the regulations thereunder and that, to the knowledge and belief of such officer, the expectations set forth in such certificate are reasonable and there are no other facts, estimates or circumstances that would materially change those expectations;

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(vi)

evidence, satisfactory to the Underwriters, to the effect that Standard & Poor’s Ratings Services shall have given the Bonds a rating of at least “A-”, that Moody’s Investors Service, Inc. shall have given the Bonds a rating of at least “A2” and that Fitch, Inc. shall have given the Bonds a rating of at least “A-“;

(vii)

such additional certificates (including appropriate no litigation certificates), instruments or other documents as the Underwriters may reasonably request to evidence the authority of the Trustee to act under the Indenture and as to the due authentication and delivery of the Bonds, the authority of the First Mortgage Trustee to act under the Supplemental Indenture and as to the due authentication and delivery of the First Mortgage Bonds, the truth, accuracy and completeness, as of the Closing Date, of the representations and warranties of the Issuer and the Company contained herein and in the Indenture, the Loan Agreement and the Tax Regulatory Agreement, respectively, and the due performance and satisfaction by the Issuer, the Company, the Trustee and the First Mortgage Trustee at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by each of them in connection with this Bond Purchase Agreement, the Loan Agreement, the Tax Regulatory Agreement, the Resolution, the Indenture, the First Mortgage Bonds and the Supplemental Indenture;

(viii)

a letter from Deloitte & Touche LLP, the Company’s independent registered public accountants, dated the date of the Closing and addressed to the Underwriters, in form and substance satisfactory to the Underwriters and, to the extent permitted by Statement on Auditing Standards No. 72 issued by the American Institute of Certified Public Accountants, Inc., covering such matters as the Underwriters may reasonably request; and

(ix)

a copy of the PURA Order, which shall be in full force and effect and not subject to appeal or rehearing.

(b)

The marketability of the Bonds shall not (in the opinion of the Representative) have been materially and adversely affected by reason of the fact that between the date hereof and the Closing Date, legislation (including amendments to existing laws) shall have been enacted by the Congress, or recommended to the Congress for passage by the President of the United States, or introduced in either House of Congress by any Committee of such House to which such legislation has been referred for consideration, or a decision rendered by a federal court or the Tax Court of the United States, or an order, ruling, regulation or any other official statement made by the United States Treasury Department, the Internal Revenue Service or any other governmental agency, in each case, with the purpose or effect, directly or indirectly, of imposing federal income taxation upon the revenues from, or other income of the general character to be derived by the Issuer under, the Loan Agreement or upon the interest to be paid on the Bonds (or on obligations of the general character of the Bonds), except when held by a “substantial user”  or  a “related person” as those terms are used  in Section 147(a)  of the

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Code, and except with respect to taxation of the Bonds pursuant to the alternative minimum tax under Section 55 of the Code.

(c)

Between the date hereof and the Closing Date, no legislation shall have been enacted by the Congress, or recommended to the Congress for passage by the President of the United States, or introduced in either House of Congress by any Committee of such House to which such legislation has been referred for consideration, and no decision, order or decree of a court of competent jurisdiction, and no order, ruling, regulation or official statement of or on behalf of the Commission or the Municipal Securities Rulemaking Board, shall have been rendered or made, with the purpose or effect that the issuance, offering or sale of the Bonds, as contemplated hereby or by the Official Statement, is or would be in violation of any provision of the Securities Act, the Exchange Act or the Trust Indenture Act or with the purpose or effect of otherwise prohibiting the issuance, offering or sale of the Bonds as contemplated hereby or by the Official Statement.

(d)

The marketability of the Bonds shall not (in the opinion of the Representative) have been materially and adversely affected by reason of the fact that between the date hereof and the Closing Date, legislation or an ordinance, rule or regulation shall have been enacted or favorably reported for passage by any governmental body, department or agency of the State of Connecticut, or a decision has been rendered by a court of competent jurisdiction in the State of Connecticut, which would adversely affect the exemptions from Connecticut taxation in the opinion of Bond Counsel as set forth in Appendix B to the Official Statement of the Bonds or the interest thereon or the exemption from taxation in or by the State of Connecticut of the revenues derived or income of the character to be derived by the Issuer under the Loan Agreement.

(e)

Between the date hereof and the Closing, no legislation, ordinance, rule or regulation shall be enacted by any governmental body, department or agency in the State of Connecticut, and no decision by any court of competent jurisdiction within the State of Connecticut shall have been rendered, with the purpose or effect of prohibiting the issuance, offering or sale of the Bonds as contemplated hereby and by the Official Statement or the execution or performance of this Bond Purchase Agreement, the Indenture, the Supplemental Indenture or the Loan Agreement, each in accordance with their respective terms.

(f)

Between the date hereof and the Closing Date, (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Financial Industry Regulatory Authority, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or there shall have been established by any of such exchanges or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, (ii) trading of any securities of the Company or Northeast Utilities shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities,  (iv) there shall

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have occurred any (A) outbreak of hostilities affecting the United States, or (B) other national or international calamity or crisis, or any material adverse change in financial, political or economic conditions affecting the United States, including, but not limited to, an escalation of hostilities that existed prior to the date of this Bond Purchase Agreement, or (v) there shall have occurred any material disruption in commercial banking, securities settlement or clearance services and, in the case of any of the events specified in clauses (i) through (v), such event, singly or together with any other such event, makes it impracticable or inadvisable, in the judgment of the Representative, to proceed with the offer, sale or delivery of the Bonds on the terms and in the manner contemplated in the Official Statement.

(g)

The Trustee shall have received the duly executed and authenticated First Mortgage Bonds, satisfactory in form and substance to the Underwriters and the Underwriters’ counsel.

(h)

Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company that, in the opinion of the Representative, materially impairs the investment quality of the Bonds.

(i)

Between the date hereof and the Closing Date, there shall not have occurred any downgrading or withdrawal, nor shall any notice have been given of any intended or potential downgrading or withdrawal or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) of the Exchange Act.

(j)

Between the date hereof and the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, from that set forth in the Official Statement that, in the judgment of the Representative, is material and adverse and that makes it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offer, sale or delivery of the Bonds on the terms and in the manner contemplated in the Official Statement and this Bond Purchase Agreement.

(k)

All matters relating to this Bond Purchase Agreement, the Official Statement, the Bonds and the sale thereof, the Loan Agreement, the Resolution, the Indenture, the Disclosure Agreement, the First Mortgage Bonds and the Supplemental Indenture, and contemplated hereby and thereby,  shall be satisfactory to and approved by the Underwriters.

If the Issuer and the Company shall be unable to satisfy the conditions to the Underwriters’ obligations contained in this Bond Purchase Agreement, the Underwriters may, in their sole discretion, waive such condition or terminate this Bond Purchase Agreement, and if this Bond Purchase Agreement terminates, or if the Underwriters’ obligations shall be terminated for any other reason permitted by this Bond Purchase Agreement,  then neither the Underwriters,

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the Company nor the Issuer shall have any further obligations hereunder, except as otherwise provided in Sections IX and X hereof.

VII.

The Issuer covenants as follows:

(a)

Before amending or supplementing the Official Statement, to furnish the Underwriters and the Company a copy of each such proposed amendment or supplement, it being understood and agreed that no amendment or supplement to the Official Statement will be made to which the Underwriters or the Company shall reasonably object in writing or which will contain material information substantially different from that contained in the Official Statement on the date it was issued which is unsatisfactory to the Underwriters or the Company.

(b)

If, pursuant to Section VII(f) hereof, it is necessary to amend or supplement the Official Statement, at the Representative’s request, to cooperate in the preparation of either amendments or supplements to the Official Statement so that the statements in the Official Statement as so amended or supplemented will not, in the light of the circumstances when the Official Statement is delivered to a purchaser, be misleading.

(c)

To cooperate with the Underwriters in endeavoring to qualify the Bonds for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Representative may reasonably request; provided that the foregoing shall not require the Issuer to execute a special or general consent to service of process or to qualify as a foreign corporation in connection with such qualification in any foreign jurisdiction.

(d)

Not to take any action which will prevent the application of the proceeds from the sale of the Bonds as provided in, and subject to all of the terms and provisions of, the Indenture, the Resolution and the Loan Agreement.

(e)

Not to knowingly take or omit to take any action which, if taken or omitted, would adversely affect:

(i)

the exclusion from gross income for Federal income tax purposes of the interest on the Bonds or the revenues derived or income of the character to be derived by the Issuer under the Loan Agreement or

(ii)

the exemptions from taxation in or by the State of Connecticut of the interest on the Bonds or the revenues derived or income of the character to be derived by the Issuer under the Loan Agreement, and at the Underwriters’ request to take any action necessary to assure or maintain such exclusions and exemptions (provided in each instance that the Issuer’s out-of-pocket costs in connection therewith are provided for by the Company).

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(f)

To notify the Underwriters if, prior to the delivery of and payment for the Bonds on the Closing Date, any event occurs which is known to the Issuer and which makes any statement in the Official Statement untrue in any material respect or which requires the making of any amendments or supplements to or modifications of the Official Statement in order to make any statement therein not misleading in any material respect.

(g)

Promptly, with the assistance of the Company, to file, register and record, or refile, reregister and rerecord, the Loan Agreement, the Indenture and the related financing statements, at such times and in such places as may be required by law, including under the Uniform Commercial Code of the State of Connecticut, in order to maintain, protect or preserve the interest of the Trustee in the rights assigned to it under the Indenture, and evidence of such filings will be furnished to the Underwriters.

(h)

To perform and observe all of the obligations and agreements made or undertaken by the Issuer in this Bond Purchase Agreement.

The agreements contained in this Section VII and the representations and warranties of the Issuer set forth in this Bond Purchase Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on the Underwriters’ behalf or any person controlling the Underwriters and (ii) acceptance of and payment for the Bonds.

VIII.

The Company covenants as follows:

(a)

At its expense, to cause to be prepared and, upon the approval of and authorization by the Issuer, furnished to the Underwriters as many copies of the Official Statement (as amended or supplemented from time to time, but excluding any documents incorporated by reference therein) as the Underwriters may reasonably request for the public offering of the Bonds, and to cause to be prepared and, unless otherwise publicly available, furnished to the Underwriters one copy of each of the documents incorporated by reference in the Official Statement, as it may be amended or supplemented, and as many additional copies of such documents incorporated by reference as shall be requested of the Underwriters by prospective purchasers of the Bonds.

(b)

As soon as the Company is advised thereof, to advise the Representative of the institution by the Commission or any other governmental or regulatory authority of any proceeding affecting the use of the Official Statement or the marketing of the Bonds or of the initiation, or threat of initiation, of any proceedings for such purpose.

(c)

Before amending or supplementing the Official Statement (other than an amendment by way of a filing by the Company under the Exchange Act), to furnish the Underwriters and the Issuer a copy of each such proposed amendment or supplement, it being understood and agreed that no amendment or supplement  to  the Official Statement will be made  to  which the Underwriters or the Issuer shall reasonably

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object in writing or which will contain material information substantially different from that contained in the Official Statement on the date it was issued which is unsatisfactory to the Underwriters or the Issuer.

(d)

During the period beginning the date hereof and ending 25 days after the end of the underwriting period as defined in Rule 15c2-12(f)(2) promulgated by the Commission under the Exchange Act, if any event relating to or affecting the Company or of which the Company shall be advised in writing by the Representative shall occur which, in the Company’s opinion, should be set forth in a supplement to or in an amendment to the Official Statement in order to make the Official Statement not misleading in the light of the circumstances existing when it is delivered to a purchaser, to either (i) prepare and furnish to the Underwriters at the Company’s expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Official Statement or (ii) make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act, which will, in either case, supplement or amend the Official Statement so that as supplemented or amended it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Official Statement is delivered to a purchaser, not misleading.

(e)

To cooperate with the Underwriters in endeavoring to qualify the Bonds for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Representative may reasonably request; provided that the foregoing shall not require the Company to execute a special or general consent to service of process or to qualify as a foreign corporation in connection with such qualification in any foreign jurisdiction.

(f)

To not take or omit to take any action that will in any way cause or result in the use or application of the proceeds from the sale of the Bonds in a manner other than as provided in the Indenture and the Loan Agreement.

(g)

Subject to the terms and conditions of the Loan Agreement and the Bond Purchase Agreement, to consummate the transactions on its part contemplated to be consummated by it by the Loan Agreement, this Bond Purchase Agreement and the Official Statement.

(h)

To make all recordings, registrations and filings necessary, if any, to perfect and preserve the rights created under the Loan Agreement.

(i)

Pursuant to the Disclosure Agreement, (i) to comply with the requirements of Rule 15c2-12(b)(5) promulgated by the Commission under the Exchange Act and (ii) to furnish or cause to be furnished to the Underwriters the disclosure materials specified in the Disclosure Agreement, except for reports timely filed by the Company in accordance with the Exchange Act, at the same time as such material is furnished to the Municipal Securities Rulemaking Board pursuant to Rule 15c2-12 promulgated by the Commission under the Exchange Act.

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(j)

If the Supplemental Indenture is not recorded prior to the Closing Date, then (A) within 10 days after the Closing Date, to deliver the Supplemental Indenture in recordable form to the appropriate real estate recording office in all jurisdictions specified in such Supplemental Indenture for recording and delivery to the office of the Secretary of State of the State of Connecticut a UCC-1 financing statement relating to such Supplemental Indenture for filing in such office and (B) within 25 days after the Closing Date, to deliver to counsel to the Underwriters a certificate signed by an officer of the Company certifying that the actions required by the foregoing clause (A) have been taken.

The agreements contained in this Article VIII and the representations and warranties of the Company set forth in this Bond Purchase Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on the Underwriters’ behalf or any person controlling the Underwriters and (ii) acceptance of and payment for the Bonds.

IX.

(a)

The Company hereby agrees to indemnify, defend and hold harmless the Issuer and each of the Underwriters, and any member, officer, official or employee of any of the Issuer or the Underwriters and each person, if any, who controls any of the Underwriters within the meaning of the Securities Act or the Exchange Act (the “Related Persons”) against any and all losses, claims, damages or liabilities, joint or several, whatsoever caused by any untrue statement or misleading statement or alleged untrue statement or alleged misleading statement of a material fact contained in the Official Statement, the Preliminary Official Statement or any amendment or supplement thereto or caused by any omission or alleged omission from the Official Statement, the Preliminary Official Statement or any amendment or supplement thereto of any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse such party or parties for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage or liability (or any action in respect thereof), such reimbursement to occur at reasonable intervals but not more frequently than monthly; provided, that the Company will not be liable in any such case to the Issuer or any of its officers, officials or employees to the extent such losses, claims, damages, liabilities or expenses are caused by any statements made in the Official Statement, the Preliminary Official Statement or any amendment or supplement thereto, in reliance upon information provided by the Issuer in the section therein headed “The Authority”; and provided, further, that the Company will not be liable in any such case to any of the Underwriters and the Related Persons to the extent such losses, claims, damages, liabilities or expenses are caused by any such untrue or misleading statement or omission or alleged untrue or misleading statement or omission made in reliance upon and in conformity with written information furnished to the Issuer or the Company by or through the Representative expressly for use therein.  This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b)

Each Underwriter agrees to indemnify, defend and hold harmless the Issuer,  the Company,  any director,  officer or employee of  the Company,  and  each

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person who controls the Company within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, whatsoever caused by any untrue statement or misleading statement or alleged untrue statement or alleged misleading statement of a material fact contained in the Official Statement, the Preliminary Official Statement or any amendment or supplement thereto or caused by any omission or alleged omission from the Official Statement, the Preliminary Official Statement or any amendment or supplement thereto of any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading in each case to the extent, but only to the extent, that such untrue or misleading statement or omission or alleged untrue or misleading statement or omission was made in reliance upon and in conformity with written information furnished to the Issuer or the Company by or through the Representative expressly for use therein; and to reimburse such party or parties for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage or liability (or any action in respect thereof), such reimbursement to occur at reasonable intervals but not more frequently than monthly.  This indemnity agreement will be in addition to any liability that each Underwriter may otherwise have.

(c)

Each indemnified party will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity hereunder may be sought, notify the indemnifying parties in writing of the commencement thereof, but the failure of such indemnified party so to notify the indemnifying parties of any such action shall not relieve the indemnifying party or parties from any liability which it or they may have to such indemnified party otherwise than under this Bond Purchase Agreement.  In case any such action shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party or parties of the commencement thereof, the indemnifying party or parties may, except as otherwise provided in the next succeeding sentence, participate therein or assume (in conjunction with any other indemnifying party) the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party or parties), and after notice from the indemnifying party or parties to such indemnified party of an election so to assume the defense thereof, the indemnifying party or parties will not be liable to such indemnified party under this indemnity agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  The indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise (and the indemnifying party’s counsel shall have concurred with such advice) and for this reason it is not desirable for the same counsel to represent  both  the  indemnifying party  and  the  indemnified party  (it being understood,

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however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party and all persons related thereto (plus any local counsel retained by such indemnified party in its reasonable judgment), which firm (or firms), in the case of the Underwriters and the Related Persons being the indemnified party, shall be designated in writing by the Representative, in the case of the Issuer and persons related thereto being the indemnified party shall be designated in writing by the Issuer, and in the case of the Company and persons related thereto being the indemnified party shall be designated in writing by the Company).  The indemnifying party or parties shall not be liable for any settlement of any such action effected without its or their consent, but if settled with the consent of the indemnifying party or parties or if there is a final judgment for the plaintiff in any such action, the indemnifying party or parties agree to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)

As between the Company, the Issuer and the Underwriters, if the indemnification provided for in this Section IX is unavailable to an indemnified party under subsections (a) or (b) hereof in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (i) the total principal amount of Bonds purchased hereunder less the total compensation received by the Underwriters, as set forth in this Bond Purchase Agreement, bears to (ii) the total compensation received by the Underwriters, as set forth in this Bond Purchase Agreement.  The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent,  knowledge,  access  to  information  and  opportunity  to  correct  or  prevent such

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statement or omission, it being understood and agreed by the parties that, for purposes of determining the contribution under this paragraph, other than contribution from the Company to the Issuer, the Issuer’s intent, knowledge, access to information and opportunity to correct or prevent such statement or omission shall be attributed to the Company.

(e)

The Company, the Issuer and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection, in no case shall the Underwriters be required to contribute any amount in excess of the aggregate underwriting fee applicable to the Bonds.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)

The indemnity and contribution agreements contained in this Section IX shall remain operative and in full force and effect regardless of any termination of this Bond Purchase Agreement or acceptance of and payment for the Bonds.

X.

The Company will pay, or cause to be paid, all expenses incident to the performance of its obligations under this Bond Purchase Agreement and fulfillment of the conditions imposed hereunder, whether or not the issuance and sale of the Bonds occurs, including without limitation, all costs of printing, engraving, mailing or delivering the Bonds, this Bond Purchase Agreement, the Indenture, the Loan Agreement, the Tax Regulatory Agreement, the Disclosure Agreement, the Supplemental Indenture, the First Mortgage Bonds, the Preliminary Official Statement and the Official Statement and any amendments or supplements thereto, and all other documents prepared in connection with the transactions contemplated by this Bond Purchase Agreement, the reasonable fees and expenses of the Trustee and the First Mortgage Trustee in connection with the issuance and sale of the Bonds and the issuance and delivery of the First Mortgage Bonds (including reasonable fees and disbursements of counsel to the Trustee and the First Mortgage Trustee), the reasonable fees and expenses of Bond Counsel, counsel for the Issuer, counsel for the Underwriters and counsel for the Company, expenses (including reasonable fees and expenses of counsel to the Underwriters) incurred by the Underwriters in connection with qualification of the Bonds for sale under the laws of such jurisdictions as the Representative designates pursuant to this Bond Purchase Agreement, and any fees charged by rating agencies for the rating of the Bonds.  Except to the extent paid out of the proceeds of the Bonds, the Company will pay for all expenses incident to the performance of its and the Issuer’s obligations under this Bond Purchase Agreement.

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The Company hereby acknowledges that (a) the Underwriters are acting as principals and not as agents or fiduciaries of the Company and (b) its engagement of the Underwriters in connection with the issuance of the Bonds is as independent contractors and not in any other capacity.  Furthermore, the Company agrees that it is solely responsible for making its own judgment in connection with the issuance of the Bonds (irrespective of whether the Underwriters have advised or are currently advising the Company on related or other matters).  Nothing in this Section is intended to modify in any way the Underwriters’ obligations expressly set forth in this Bond Purchase Agreement.

Any notice or other communication to be given to the Company under this Bond Purchase Agreement may be given by mailing or delivering the same in writing to: The Connecticut Light and Power Company, c/o Northeast Utilities Service Company, 56 Prospect Street, Hartford, Connecticut 06103, Attention: Assistant Treasurer; any notice or other communication to be given to the Underwriters under this Bond Purchase Agreement may be given by mailing or delivering the same in writing to the Representative of the Underwriters, c/o Morgan Stanley & Co. LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention: Francis J. Sweeney; and any notice or other communication to be given to the Issuer under this Bond Purchase Agreement may be given by mailing or delivering the same in writing to the Connecticut Development Authority, 999 West Street, Rocky Hill, Connecticut 06067, Attention: Karin A. Lawrence, Senior Vice President.  The Company, the Issuer or the Underwriters may, by notice given hereunder, designate any further or different address to which subsequent notices or other communications shall be sent.

This Bond Purchase Agreement is made solely for the benefit of the Underwriters, persons controlling the Underwriters, the Company and its directors and officers, and the Issuer, its officers and members, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Bond Purchase Agreement.  The terms “successors” and “assigns” shall not include any purchaser of Bonds from or through the Underwriters merely because of such purchase.

This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

This Bond Purchase Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[The Remainder of this Page Intentionally Left Blank]

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If the foregoing is in accordance with the Company’s and the Underwriters’ understanding of the agreement among the parties, kindly sign and return to the Issuer the enclosed copy hereof, whereupon it will constitute a binding agreement amongst the Underwriters, the Company and the Issuer in accordance with its terms.

Very truly yours,

CONNECTICUT DEVELOPMENT AUTHORITY

By:

/S/ KARIN A. LAWRENCE
Name: Karin A. Lawrence
Title:  Senior Vice President

Accepted and confirmed as of
the date first above written.

MORGAN STANLEY & CO. LLC

GOLDMAN, SACHS & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED

SAMUEL A. RAMIREZ & COMPANY, INC.

By: MORGAN STANLEY & CO. LLC

By:/S/ F. J. SWEENEY
Name: F. J. Sweeney
Title:  Managing Director

THE CONNECTICUT LIGHT AND POWER COMPANY

By:/S/ SUSAN B. WEBER
Name: Susan B. Weber
Title:  Assistant Treasurer - Finance

Signature Page of Series A BPA

Appendix A
to the
Bond Purchase Agreement

[FORM OF HARRIS BEACH PLLC OPINION]

October 24, 2011

Morgan Stanley & Co. LLC

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith

                Incorporated

Samuel A. Ramirez & Company, Inc.

c/o

Morgan Stanley & Co. LLC

1221 Avenue of the Americas New York, New York 10020

The Connecticut Light and Power Company 107 Selden Street

Berlin, Connecticut 06037

U.S. Bank National Association, as Trustee

225 Asylum Street

Goodwin Square

Hartford, Connecticut 06103

Re:

Connecticut Development Authority

$120,500,000 Pollution Control Revenue Refunding Bonds

(The Connecticut Light and Power Company Project — 2011A Series)

Ladies and Gentlemen:

We  are  bond  counsel  to  the  Connecticut Development Authority (the “Authority”), a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut created and existing under the State Commerce Act, constituting Connecticut General Statutes, Sections 32-la through 32- 23zz, as amended. We are rendering our final approving opinion (the “Opinion”) of even date herewith relating to authorization and issuance of the Authority’s $120,500,000 Pollution  Control  Revenue Refunding  Bonds  (The  Connecticut  Light  and Power Company Project - 2011A Series) dated  October  24, 2011  (the “Bonds”).   You are entitled to rely on the Opinion as though it was addressed to you. Reference is made to the Opinion  for  a  description  of  the Bonds  and  other  information  relating  thereto.   This

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opinion is being delivered pursuant to Section VI(a)(i)(B) of the Bond Purchase Agreement (as defined herein).

Capitalized terms used herein that are not otherwise defined shall have the meanings given such terms in the Opinion.

In connection with the rendering of the Opinion, we have reviewed records of the acts taken by the Authority in connection with the authorization, sale and issuance of the Bonds and were present at various meetings and participated in various discussions in connection therewith. Except as to matters related to the rendering of our Opinion, we have necessarily assumed the accuracy, completeness and fairness of and take no responsibility for any  of the statements made  in  the  Official Statement  (as defined herein), except as expressly set forth below. We have also assumed but have not independently verified that the signatures on all documents and certificates that we examined were genuine. We express no opinion or belief as to  the  financial statements and other financial and statistical information contained in the Official Statement.

We have also participated and assisted  as  bond counsel  in  the preparation of certain summary portions of the Official Statement, dated September 28, 2011, relating to the Bonds (the “Official Statement”).    On the basis of our review and participation,   we are of the opinion that (a) the statements contained in the Official Statement under the captions “INTRODUCTORY STATEMENT” (insofar as such section describes the Bonds, the Agreement and the Indenture), “THE AUTHORITY” (excluding the biographies of Members of the Authority), “THE BONDS” (other than under the subcaption “Book-Entry System”, as to which we express no opinion), “THE LOAN AGREEMENT,” “THE  TAX  REGULATORY AGREEMENT,”  and  “THE INDENTURE OF TRUST” are correct in all material respects and no facts have come to our attention which would lead us to believe that the Official Statement, as of its date and as of the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements in the Official Statement, in the light of the circumstances under which they were made, not misleading, and (b) the statements on the cover page of the Official Statement relating  to  tax matters  and  under the section in the Official Statement entitled “TAX MATTERS”, insofar as such statements  purport to  summarize  certain provisions of tax law, regulations  and  rulings, are reasonable summaries of the provisions so summarized.

We further supplement our opinion by stating that based upon our review and participation as bond counsel as herein described, we are of the opinion that:

1.

The Bond Purchase Agreement, dated September __, 2011, by and among the Authority, the Borrower and the underwriters named therein, for whom Morgan Stanley & Co. LLC is acting as representative  (the “Bond Purchase Agreement”),  has been duly authorized, executed and delivered by the Authority and is a valid and binding obligation of the Authority enforceable against the Authority.

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2.

The  execution  and  delivery  of  the Official  Statement  and  the distribution of the Preliminary Official Statement, dated September 23, 2011, have been duly authorized by the Authority.

3.

The Bonds are exempt from the registration requirements of the Securities Act of 1933, as amended, and the Indenture is exempt from qualification as an indenture under the Trust Indenture Act of 1939, as amended.

It is to be understood that the enforceability of the Bond Purchase Agreement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights heretofore or hereafter enacted to the extent constitutionally applicable and that its enforcement may also be subject to the exercise of judicial discretion in appropriate cases.

Our opinions set forth in this letter are based upon the facts in existence and the laws in effect on the date hereof and we expressly disclaim any obligation to update our opinions herein, regardless of whether changes in such facts or laws come to our attention after the delivery hereof.

We express no opinion as to any information furnished by or describing the Borrower. No one other than the addressees shall be entitled to rely on this opinion.

Very truly yours,

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Appendix B
to the
Bond Purchase Agreement

[FORM OF DAY PITNEY LLP OPINION]

October 24, 2011

Morgan Stanley & Co. LLC

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith

                  Incorporated

Samuel A. Ramirez & Company, Inc.

c/o Morgan Stanley & Co. LLC

1221 Avenue of the Americas, 30th Floor New York, New York 10020

The Connecticut Development Authority 999 West Street

Rocky Hill, Connecticut 06067

Re:      Connecticut Development Authority Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011A Series)

Ladies and Gentlemen:

We have acted as counsel for The Connecticut Light and Power Company, a Connecticut corporation (the “Company”), and we are rendering this opinion to the Connecticut Development Authority (the “Connecticut Development Authority”) and Morgan Stanley & Co. LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Samuel A. Ramirez & Company, Inc. (collectively, the “Underwriters”) in connection with the transactions contemplated by the Bond Purchase Agreement dated September 28, 2011 (the “Bond Purchase Agreement”), among the Connecticut Development Authority, the Company and the Underwriters with respect to the issue and sale of the Connecticut Development Authority Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011A Series) (the “Bonds”). This opinion is being rendered to the Connecticut Development Authority and the Underwriters at the request of the Company pursuant to Section VI(a)(i)(C) of the Bond Purchase Agreement. Capitalized terms used herein and not otherwise defined are used as defined in the Bond Purchase Agreement.

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In that connection, we have examined (i) the Bond Purchase Agreement  and  (ii) the Official Statement dated September 28, 2011, with respect to the Bonds (the “Official Statement”). In addition, we have examined the originals, or copies certified to our satisfaction, of such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination of such documents, we have assumed the genuineness of all signatures (other than those of the Company), the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as certified, conformed, or photostatic copies and the authenticity of the originals of such copies. As to questions of fact material to such opinions, we have assumed without verification and relied upon the accuracy of the representations as to factual matters set forth in the Bond Purchase Agreement and such other documents. Nothing has come to our attention, however, calling into question the accuracy of such representations.

We have considered the matters included in the Official Statement and the information contained therein. In our opinion, the statements in the Official Statement under the captions “Introductory Statement” (other than under the subcaption “The Authority,” as to which we express no opinion), “The Bonds” (other than under the subcaption “Book-Entry System,” as to which we express no opinion), “The Loan Agreement,” “The Tax Regulatory Agreement,” “The Indenture,” “The Mortgage Bonds and the Mortgage,” and “Continuing Disclosure Agreement,” in each case insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters and documents and fairly summarize the matters referred to therein.

Very truly yours,

RJW:SAJ

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Appendix C
to the
Bond Purchase Agreement

[FORM OF OPINION OF JEFFREY C. MILLER, ESQ.]

MORGAN STANLEY & CO. LLC

GOLDMAN, SACHS & CO.

SAMUEL A. RAMIREZ & COMPANY, INC.

c/o MORGAN STANLEY & CO. LLC 1221 Avenue of the Americas

New York, New York 10020

CONNECTICUT DEVELOPMENT AUTHORITY 999 West Street

Rocky Hill, Connecticut 06067-3405

Ladies and Gentlemen:

I am Assistant General Counsel of Northeast Utilities Service Company ("NUSCO"), a service company affiliate of The Connecticut Light and Power Company, a  Connecticut corporation (the “Company”), and am generally familiar with the business of the Company.   I have acted as the Company’s counsel in  connection  with the transaction described below and am rendering this opinion to the Connecticut Development Authority (the “Issuer”) and Morgan Stanley & Co. LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Samuel A. Ramirez & Company, Inc. (collectively, the “Underwriters”) in connection with the transactions contemplated by the Bond Purchase Agreement dated September 28, 2011 (the “Bond Purchase Agreement”), among the Issuer, the Company and the Underwriters with respect to the issue and sale of the Connecticut Development Authority Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011A Series)   (the “Bonds”).   This opinion is being rendered to the Issuer and the Underwriters at the request of the Company. Capitalized terms used herein and not otherwise defined are used as defined in the Bond Purchase Agreement.

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In that connection, I have examined, or caused to be examined (i) the Bond Purchase Agreement, (ii) the Loan Agreement, dated as of October 1, 2011, between the Issuer and the Company (the “Loan Agreement”), (iii) the Continuing Disclosure Agreement, dated as of October 1, 2011 from the Company to the Trustee for the benefit of the bondholders (the “Continuing Disclosure Agreement”), (iv) the Tax Regulatory Agreement, dated as of the date hereof, between the Company and the Issuer (the “Tax Regulatory Agreement”), (v) the Indenture of Trust, dated as of October 1, 2011 (the “Indenture”) of the Issuer to U.S. Bank National Association, as trustee (the “Trustee”) and (vi) the Official Statement dated September 28, 2011 with respect to the Bonds (including the documents incorporated by reference therein and the appendices thereto, the “Official Statement”) and such other documents and materials as I have deemed relevant to the opinions expressed below. In making such examination, I have assumed the authenticity of documents submitted to me as originals or certified copies, the accuracy of copies and the genuineness  of  signatures appearing thereon.   I have also examined, or have caused to be examined, the Indenture of Mortgage and Deed of Trust, dated as of May 1, 1921, from the Company to Deutsche Bank Trust Company Americas, as successor trustee (the “First Mortgage Trustee”), as supplemented, modified  and  amended and restated  (such mortgage, as so supplemented, modified and amended and restated, including through a supplemental indenture dated as of October 1, 2011, being referred to herein as the “Mortgage”), and the supplemental indenture thereto dated as of October 1, 2011 (the “Supplemental Indenture”) pursuant to which the Company will issue and deliver to the Trustee $120,500,000 principal amount of its First and Refunding Mortgage Bonds,  2011 Series A  (the “First Mortgage Bonds”).

I have not examined or caused to be examined the First Mortgage Bonds, except a specimen thereof, and have relied upon a certificate of the First Mortgage Trustee as to the execution and authentication of the First Mortgage Bonds. I have also examined, or caused to be examined by counsel associated with or engaged by me, a certified copy of the Certificate of Incorporation of the Company,  records  of  meetings of the Board of Directors of the Company, certificates of officers of the Company covering various matters, and a certificate  of  the Secretary of State of the State of Connecticut as to the legal existence of the Company in Connecticut. As to questions of fact material to such opinions, I have assumed without verification and relied upon the accuracy of the representations as to factual matters set forth in the Bond Purchase Agreement and such other documents. Nothing has come to my attention, however, calling into question the accuracy of such representations.

This opinion is being furnished pursuant to Section VI(a)(i)(D) of the Bond Purchase Agreement.

Based upon the foregoing, and subject to the qualifications hereinafter set forth, I am of the opinion that:

1.

The Company has been duly formed, is validly existing as a Connecticut corporation in good standing under the laws of State of Connecticut, has the power and authority to own its property and to conduct its business as described in the Official Statement and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its  business  or  its ownership or leasing  of  property  requires  such qualification,  except  to  the

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extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company. The Company possesses such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted.

2.

The Company has no “significant subsidiaries” (as such term is defined in Regulation S-X under the Exchange Act) other than CL&P Funding LLC. CL&P Funding LLC possesses such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted.

3.

The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Bond Purchase Agreement, the Mortgage, the Continuing Disclosure Agreement, the Loan Agreement and the Tax Regulatory Agreement.

4.

Each of the Bond Purchase Agreement, the Loan Agreement and the Tax Regulatory Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity and subject to public policy with respect to the indemnification and contribution provisions thereof.

5.

The Continuing Disclosure Agreement has been duly authorized, executed and delivered by the Company and is in compliance with the provisions of Rule 15c2-12(b)(5) promulgated by the Commission under the Exchange Act and is the legal, valid and binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.  The Company has not failed during the last five years  to comply  in  all material respects with any prior undertaking pursuant to Rule 15c2-12 promulgated by the Commission under the Exchange Act.

6.

The Mortgage (including the Supplemental Indenture) has been duly authorized, executed and delivered by the Company and is the valid, legal and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity and except as may be limited by the laws of the State of Connecticut, where the property covered by the Mortgage is located, affecting the lien of the Mortgage on after-acquired real property and affecting the remedies for the enforcement  of  the security provided for therein,  which laws  do not make inadequate the remedies necessary for the realization of the benefits of such security.

7.

The First Mortgage Bonds have been duly authorized, executed and authenticated in accordance with the provisions of the Mortgage and are entitled to the benefits and security of the Mortgage, equally and ratably with the first mortgage bonds presently secured by the Mortgage, and are the valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

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8.

(A) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Bond Purchase Agreement, the Mortgage, the Loan Agreement, the Continuing Disclosure Agreement and the Tax Regulatory Agreement, and the issuance of the First Mortgage Bonds, will not contravene any provision of applicable law or the Certificate of Incorporation or By-laws of the Company or, to the best of my knowledge, any agreement or other instrument binding upon the Company that is material to the Company, or, to the best of my knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and (B) no consent, approval, authorization or order of, or qualification with, any governmental body  or agency is required  for the performance  by the Company of its obligations under the Bond Purchase Agreement, the Mortgage, the Loan Agreement, the Continuing Disclosure Agreement or the Tax Regulatory Agreement, or the issuance by the Company of the First Mortgage Bonds, except for the order of the Department of Public Utility Control of the State of Connecticut, predecessor to the Public Utility Regulatory Authority of the State of Connecticut, dated November 1, 2010 (the “PURA Order”), and such as may be required by the securities or Blue Sky laws of the various states, as to which I express no opinion,  in connection with the issuance  of  the First Mortgage Bonds.   The PURA Order  is  in full force and effect and is sufficient to authorize the Company to issue the First Mortgage Bonds and to perform its obligations under the Mortgage, the Bond Purchase Agreement, the Loan Agreement, the Continuing Disclosure Agreement and the  Tax  Regulatory Agreement  and  is final and not subject to rehearing or appeal.

9.

After due inquiry, I do not know of any legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Official Statement and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Official Statement that are not described, filed or incorporated as required.

10.

The Company is not an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

11.

Except as disclosed in the Official Statement, the Company (A) is in compliance with any and all applicable Environmental Laws, (B) has received all permits, licenses or other approvals required  of it under applicable Environmental Laws to conduct  its business  and  (C)  is  in compliance with  all  terms and conditions of  any such permit, license or  approval, except where such noncompliance with Environmental Laws,  failure  to receive  required  permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company.

12.

The Mortgaged Property located in Connecticut constitutes all of the utility franchises held by the Company and all of the Company’s principal properties  and  substantially all of the property used by the Company in its business other than the exceptions explicitly stated in the Mortgage.

13.

The Mortgage constitutes a direct and valid first mortgage lien, subject only to liens permitted by the Mortgage, including liens and encumbrances existing at the time of acquisition  by  the  Company  (collectively,  "Permitted  Exceptions"),  upon  the  interests of  the

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Company  in  the properties  and  franchises now owned by  the Company and  located in Connecticut and under existing law will, subject only  to  such Permitted Exceptions  and  subject to the provisions of the Federal Bankruptcy Code, constitute a similar lien at the time of acquisition on all properties and assets of the Company acquired after the date hereof located within the State of Connecticut and required by the Mortgage to be subjected to the lien thereof, other than properties and assets of the character excluded, excepted or released from the lien thereof (it being understood, however, that under certain limited circumstances, the lien of the Mortgage on real property in Connecticut and personal property located thereon could be subordinated to a lien in favor of the State of Connecticut pursuant to Section 22a-452a of the Connecticut General Statutes, Revision of 1958,  as amended  (the “Act”),  for  expenses incurred in containing, removing or mitigating the effects of a “spill,” as defined by the Act, or removing hazardous waste; no liens of the type referred to in the immediately preceding clause have been recorded, or, to my knowledge, threatened to be recorded,  by the  State  of  Connecticut,  against any of the Company’s Connecticut properties); and the Mortgage, and/or an appropriate certificate or financing statement with respect thereto, has been or will be duly recorded or filed for recordation in all places within the State of Connecticut in which  such  recording  is required to protect and preserve the lien of the Mortgage on the properties and assets of the Company located in Connecticut which are presently subject thereto, and all Connecticut taxes and fees required to be paid with respect to the execution and recording of the Mortgage and the issuance of the First Mortgage Bonds have been paid (other than in connection with or in compliance with the provisions of the state securities or “Blue Sky” laws of any jurisdiction, as to which I do not express an opinion).

14.

The major electric transmission lines and distribution facilities, such as distribution substations and related facilities and equipment owned by the Company (except electric transmission lines and distribution facilities formerly owned by The Hartford Electric Light Company (“HELCO”) acquired by the merger of HELCO with and into the Company effective June 30, 1982, and subsequent additions to such former HELCO property, as to which, except as set forth in the next paragraph of this opinion 12, I express no opinion) are in the main on land owned in fee by the Company or over which the Company has adequate easements.   In all of the foregoing cases, the Company has title good and sufficient for the purposes for which such properties or easements are held by the Company, subject only to Permitted Exceptions, to minor defects in title that are curable by the exercise of the Company's right of eminent domain and to additional liens of record, in the aggregate not material to the financial condition of the Company, which liens are capable of being satisfied if necessary by the payment of money.

With respect to the four major transmission projects identified on Appendix A to this opinion (collectively, the “Major Projects”), based upon representations by the Company identifying the property on which the Major Projects are located, the Major Projects (including those portions thereof, if any, located on property formerly owned in fee by HELCO or over which HELCO formerly held easements and subsequent additions thereto)  are  in  the  main  on land owned in fee by the Company or over which  the Company  has adequate easements,  and  in all of such cases the Company has title good and sufficient for the purposes for which such properties or easements are held by the Company, subject only to Permitted Exceptions, to minor defects in title that are curable by the exercise of the Company’s right of eminent domain and to additional liens of record,  in  the aggregate  not material  to  the financial condition of  the Company, which liens are capable of being satisfied if necessary by the payment of money.

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15.

The manner in which the property specifically described in the Mortgage as the mortgaged property and the Company's properties and assets are described in the granting clauses of the Mortgage is adequate for the purpose of subjecting the same to the lien of the Mortgage.

16.

After inquiry with the NUSCO attorneys responsible for real property matters related to the Company, such counsel has no actual knowledge that there are any claims currently pending against the Company before any court or regulatory authority contesting the Company's title to any land or easements on which electric transmission lines and distribution facilities formerly owned by HELCO, and subsequent additions thereto, are located which if adversely determined would be material to the operations of the Company. Such counsel may state that attorneys have advised such counsel that the Paugusetts claims matters referred to in the opinion of Day Pitney LLP, referred to below, may affect certain of the properties of the Company formerly owned by HELCO.

17.

The statements (A) in the Official Statement under the captions “Introductory Statement” (other than under the subcaption “The Authority,” as to which I express no opinion), “The Bonds” (other than under the subcaption “Book-Entry System,” as to which I express no opinion), “The Loan Agreement,” “The Tax Regulatory Agreement,” “The Indenture,” “The Mortgage Bonds and the Mortgage,” and “Continuing Disclosure Agreement,” (B) in “Item 3 - Legal Proceedings” of the Company’s most recent annual report on Form 10-K incorporated by reference in the Official Statement and (C) in “Item 1 - Legal Proceedings” of Part II of the Company’s quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings as of the dates of such reports and fairly summarize the matters referred to therein as of the dates of such reports.

18.

The offer and sale of the Bonds do not require registration thereof under the Securities Act of 1933 and the Indenture is not required to be qualified under the Trust Indenture Act of 1939.

I have discussed or caused other counsel associated with me or engaged by me to discuss the contents of the Official Statement, including the documents incorporated by reference in the Official Statement, with officers  and  employees   (including employees who are counsel  associated with me) of the Company or NUSCO, and with Deloitte & Touche LLP, the Company’s independent registered public accountants who audited certain of the financial statements incorporated by reference in the Official Statement, but I have not myself checked the accuracy or completeness of or otherwise verified any statements of fact contained in the Official Statement other than those specifically relating to me or specifically referred to in Paragraph (17) of this letter. However, I have no reason to believe that the Official Statement,  as of  its  date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, I do not express any opinion or belief as to (i) the information contained in the Official Statement under the captions “Introductory Statement—The Authority,” “The Authority,” “The Bonds – Book-Entry System,”  “Tax Matters,”  “Litigation – The Authority,” “Non-Impairment Pledge  of

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the State,” “Legality for Investment,” or “Underwriting”, and (ii) the financial statements and schedules and other financial and statistical data contained or incorporated by reference in the Official Statement.

I am a member of the bar of the State of New York and an Authorized House Counsel in the State of Connecticut and do not hold myself out as an expert on the laws of the State of Connecticut. In rendering my opinions contained in Paragraphs (13) and (14), and in Paragraph (17) with respect to the statements in the Official Statement under the captions “Introductory Statement,” “The Bonds,” “The Loan Agreement,” “The Tax Regulatory Agreement,” “The Indenture,” “The Mortgage Bonds and the Mortgage,” and “Continuing Disclosure Agreement,” as to matters governed by the laws of the State of Connecticut, I have relied, with the consent of the Issuer and the Underwriters, solely upon the opinion of Day Pitney LLP, dated the date hereof. In rendering my opinions contained in Paragraphs 1, 2, 3, 4, 5, 6, 7 and 8 above, as to matters governed by the laws of the State of Connecticut, I have relied, with the consent of the Issuer and the Underwriters, solely upon the opinion of Leonard Rodriguez, Esq., Senior Counsel of NUSCO, dated the date hereof. Copies of such opinions addressed to the Issuer, the Underwriters and me are attached hereto. I believe that I am justified in relying on such opinions of Mr. Rodriguez and such firm.

With respect to my opinion in the Paragraph (18), I have relied, with the approval of the Issuer and the Underwriters, upon an opinion of Harris Beach PLLC dated  as  of  the  date hereof on which the Issuer and the Underwriters are permitted to rely that, to the extent stated therein, interest on the Bonds is excluded from the gross income of the owners thereof for United States federal income tax purposes.

The phrase "to the best of my knowledge" as used in Paragraphs (8) and (13) means my knowledge of information acquired in my role as the company's senior corporate counsel supervising the issuance and delivery of the First Mortgage Bonds and the preparation of the pertinent documents. The agreements, instruments, judgments, orders or decrees referred to in such clause are limited to those that, in my experience, are normally applicable to, or would be violated by or result in a default as a result of, securities offerings by the Company.

This opinion is solely for the benefit of the Issuer and the Underwriters and may not be relied upon by any other entity or person in any manner or for any purpose without my prior written consent. This opinion speaks only as of the date hereof and I assume no obligation to any of the addressees hereof or any other person to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to my attention, including any changes in applicable law that may hereafter occur.

500899555v4

Appendix D
to the
Bond Purchase Agreement

[LETTERHEAD OF PILLSBURY WINTHROP SHAW PITTMAN LLP]

October 24, 2011

Morgan Stanley & Co. LLC

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Samuel A. Ramirez & Company, Inc.

c/o

Morgan Stanley & Co. LLC

1221 Avenue of the Americas New York, New York 10020

Ladies and Gentlemen:

We have acted as your counsel in connection with your purchase from the Connecticut Development Authority, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut (the “Issuer”), pursuant to the Bond Purchase Agreement dated September 28, 2011 among the Issuer, The Connecticut Light and Power Company, a Connecticut corporation (the “Company”), and you (the “Bond Purchase Agreement”) of $120,500,000 aggregate principal amount of the Issuer’s Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011A Series) (the “Securities”). The Securities are being issued pursuant to an Indenture of Trust dated as of October 1, 2011 between U.S. Bank National Association, as trustee (the “Trustee”), and the Issuer (the “Indenture”).   This letter is delivered to you pursuant  to Section VI(a)(i)(E)  of  the Bond Purchase Agreement.

We  have  reviewed  (a)  the Bond Purchase Agreement,  (b)  the Indenture,  (c) the Official Statement dated September 28, 2011 relating to the offer and sale of the Bonds (including the appendices thereto, the “Official Statement”), which incorporates by reference the Incorporated Documents referred to below, and (d) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Annual Report”) and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2011 and June 30, 2011 (such Quarterly Reports, together with the Annual Report, the “Incorporated Documents”), in each case filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We have also reviewed such other agreements, documents, records, certificates and materials, and have satisfied ourselves as to such other matters,  as  we  have  considered  relevant or necessary for purposes of this letter.

E-1

In such review, we have assumed the accuracy and completeness of all agreements, documents, records, certificates and other materials submitted to us, the conformity with the originals of all such materials submitted to us as copies (whether or not certified and including facsimiles), the authenticity of the originals of such materials and all materials submitted to us as originals, the genuineness of all signatures and the legal capacity  of  all natural persons.   In delivering this letter, we have relied, without independent verification, as to factual matters, on certificates and other written or oral statements or notifications of governmental and public officials and of officers and other representatives of the Company, and on representations made by the Company in the Bond Purchase Agreement and on statements  in  the  Official  Statement  and  the Incorporated Documents.

On the basis of the assumptions and subject to the qualifications and limitations set forth herein, we are of the opinion that the offer and sale of the Securities do not require registration thereof under the Securities Act of 1933 and the Indenture is not required to be qualified under the Trust Indenture Act of 1939.

With respect to our opinion in the preceding paragraph, we have relied, with your approval, upon an opinion of Harris Beach PLLC dated as of the date hereof on which you are permitted to rely that, to the extent stated therein, interest on the Securities is excluded from the gross income of the owners thereof for United States federal income tax purposes.

In the course of the preparation by the Company of the Official Statement, we had conferences with certain officers  and other representatives of  and counsel  for  the  Company,  with  Harris Beach PLLC, as Bond Counsel, with Deloitte & Touche LLP, the Company’s independent registered public accountants who audited certain of the financial statements incorporated by reference in the Official Statement, and with your representatives, during which the contents of the Official Statement were discussed. We did not participate in the preparation by the Company of the Incorporated Documents or the selection of information contained therein or omitted therefrom by the Company. Based on our review of the Official Statement and the Incorporated Documents and our discussions in the conferences described above, although we have not independently verified the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Official Statement and take no responsibility therefor (except to the extent that such statements relate to us), no facts have come to our attention that cause us to believe that the Official Statement, as of its date or as of the date hereof and when read together with the Incorporated Documents, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, we do not express any opinion or belief as to (i) the information contained in the Official Statement under the captions “The Authority” and “Tax Matters” and in Appendix B thereto (and statements elsewhere in the Official Statement that summarize or refer to such information), (ii) the financial statements and schedules and other financial, statistical and accounting information contained or incorporated by reference in or omitted from the Official Statement and (iii) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Official Statement.

E-2

The opinions set forth in this letter are limited to the federal law of the United States of America and the law of the State of New York, in each case as in effect on the date hereof, and we express no opinion as to the law of any other jurisdiction. We have no responsibility or obligation to update this letter or to take into account changes in law,  facts  or  any other developments  of which we may later become aware

This letter is delivered only to you by us as your counsel solely for your benefit in connection with the transaction contemplated by the Bond Purchase Agreement and  may not  be  used  or relied on by any of you for any other purpose, or circulated, furnished or quoted to or used, referred to or relied on by any other person or entity (including by any person or entity that acquires any of the Securities  from  any of you)  for any purpose,  without  our  prior written consent.

Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP

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